UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-0229

Seligman Growth Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/08

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman

Growth Fund, Inc.

Mid-Year Report

June 30, 2008

Seeking Long-Term Capital Appreciation

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

We are pleased to present your mid-year shareholder report for Seligman Growth Fund, Inc. This report contains the Fund’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

For the six months ended June 30, 2008, Seligman Growth Fund posted a total return, based on the net asset value of Class A shares (excluding sales charges), of -2.5%. During the same period, the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average and the Lipper Large-Cap Growth Funds Average, returned -11.5% and -10.1%, respectively. The Fund’s benchmark, the Russell 1000 Growth Index, returned -9.1% for the same time period.

On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. The conversion did not affect individual shareholder account values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), the Fund’s Manager, in a transaction that is likely to close in the fourth quarter of 2008. Consummation of Ameriprise’s acquisition of Seligman will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of the Fund’s management agreement with Seligman. On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Please note that the Fund’s Portfolio Manager, Erik Voss, will continue to manage the Fund under the new advisory agreement.

Thank you for your continued support of Seligman Growth Fund.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

August 22, 2008

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended June 30, 2008

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(8.12)%	(1.16)%	8.73%	0.80%		n/a	n/a	n/a
Without Sales Charge	(2.49)	4.95	10.00	1.41		n/a	n/a	n/a
Class B
With CDSC†	(7.74)	(0.88)	8.93	n/a		n/a	n/a	n/a
Without CDSC	(2.88)	4.12	9.21	0.81	‡	n/a	n/a	n/a
Class C
With 1% CDSC	(3.86)	3.12	n/a	n/a		n/a	n/a	n/a
Without CDSC	(2.88)	4.12	9.21	n/a		(0.59)%	n/a	n/a
Class I	(2.42)	5.22	10.50	n/a		n/a	2.65%	n/a
Class R
With 1% CDSC	(3.68)	3.57	n/a	n/a		n/a	n/a	n/a
Without CDSC	(2.71)	4.57	9.74	n/a		n/a	n/a	10.58%
Benchmarks**
Lipper Large-Cap Core Funds Average	(11.49)	(12.27)	6.83	2.51		1.56	2.97	7.90
Lipper Large-Cap Growth Funds Average	(10.14)	(4.78)	7.03	2.04		0.60	2.31	7.99
Russell 1000 Growth Index	(9.06)	(5.95)	7.32	0.96		(0.68)	2.27	8.37

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R
6/30/08	$5.09	$4.04	$4.04	$5.24	$5.03
12/31/07	5.22	4.16	4.16	5.37	5.17
6/30/07	4.85	3.88	3.88	4.98	4.81

*	Returns for periods of less than one year are not annualized.
**	The Lipper Large-Cap Core Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($9.2 billion as of June 30, 2008). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($9.2 billion as of June 30, 2008). Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper currently classifies the Fund as a large-cap growth fund. The Russell 1000 Growth Index (Russell Index) measures the performance of those Russell 1000 companies (the largest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The Lipper Averages and the Russell Index are unmanaged and assume reinvestment of all distributions and exclude the effect of taxes, fees and sales charges. The Russell Index also excludes the effect of expenses. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets

June 30, 2008

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2008	December 31, 2007
Common Stocks:
Aerospace and Defense	1	$4,225,029	$4,192,860	1.0	6.7
Biotechnology	4	15,867,715	17,015,451	4.1	2.7
Capital Markets	2	6,001,739	5,477,186	1.3	0.5
Chemicals	2	21,608,839	32,261,607	7.7	5.7
Communications Equipment	3	18,576,642	18,000,205	4.3	5.7
Computers and Peripherals	3	19,139,180	20,077,498	4.8	6.4
Construction and Engineering	—	—	—	—	2.0
Diversified Financial Services	1	2,059,347	1,915,950	0.5	—
Diversified Telecommunication Services	—	—	—	—	1.2
Electric Utilities	1	4,340,620	4,282,096	1.0	—
Electrical Equipment	2	20,192,167	21,089,844	5.0	2.0
Energy Equipment and Services	7	60,965,010	74,319,959	17.7	8.2
Food and Staples Retailing	1	5,460,985	5,535,843	1.3	—
Health Care Equipment and Supplies	1	3,766,887	4,245,616	1.0	2.4
Health Care Providers and Services	3	15,065,592	13,863,940	3.3	4.1
Hotels, Restaurants and Leisure	1	4,230,321	3,862,185	0.9	1.0
Industrial Conglomerates	1	8,030,553	8,887,404	2.1	2.7
Insurance	1	3,879,933	3,100,506	0.7	—
Internet and Catalog Retail	—	—	—	—	0.5
Internet Software and Services	3	26,637,753	20,207,325	4.8	5.7
IT Services	1	2,063,600	3,813,439	0.9	—
Life Sciences Tools and Services	—	—	—	—	1.0
Machinery	1	2,430,773	2,315,373	0.6	4.8
Media	—	—	—	—	3.5
Metals and Mining	3	22,937,706	25,186,678	6.0	2.8
Multi-Utilities	1	10,574,076	11,330,931	2.7	—
Multiline Retail	1	9,987,621	8,670,385	2.1	3.6
Oil, Gas and Consumable Fuels	4	23,211,629	25,506,504	6.1	1.8
Pharmaceuticals	6	26,881,414	26,856,442	6.4	6.9
Semiconductors and Semiconductor Equipment	2	17,476,730	20,825,318	5.0	2.8
Software	4	33,446,963	32,799,850	7.8	7.6
Textiles, Apparel & Luxury Goods	—	—	—	—	1.7
Tobacco	—	—	—	—	1.3
Wireless Telecommunication Services	—	—	—	—	3.4
	60	389,058,824	415,640,395	99.1	98.7
Short-Term Holding and Other Assets Less Liabilities	1	3,698,821	3,698,821	0.9	1.3
Net Assets	61	$392,757,645	$419,339,216	100.0	100.0

Portfolio Overview

Largest Industries

June 30, 2008

Largest Portfolio Holdings†

June 30, 3008

	Value	Percent of Net Assets
Potash Corp. of Saskatchewan	$18,719,883	4.5
Transocean	17,137,780	4.1
Halliburton	16,955,865	4.0
Chesapeake Energy	16,418,367	3.9
Monsanto	13,541,724	3.2
Marvell Technology Group	13,532,858	3.2
US Steel	13,433,506	3.2
Weatherford International	13,409,136	3.2
ABB (ADR)	12,305,040	2.9
Public Service Enterprise Group	11,330,931	2.7

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Largest Portfolio Changes

During the Six Months Ended June 30, 2008

Largest Purchases	Largest Sales
Chesapeake Energy*	Kohl’s**
Halliburton*	America Movil (Series L) (ADR)**
US Steel*	Boeing**
Public Service Enterprise Group*	United Technologies**
First Solar*	Mosaic**
Potash Corp. of Saskatchewan	Coach**
SAVVIS	Hewlett-Packard
Schlumberger*	Fluor**
Marvell Technology Group*	Philip Morris International**
Medco Health Solutions*	Cummins**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Excludes short-term holdings.
*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2008 and held for the entire six-month period ended June 30, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 1/1/08	Annualized Expense Ratio*	Ending Account Value 6/30/08	Expenses Paid During Period 1/1/08 to 6/30/08* *	Ending Account Value 6/30/08	Expenses Paid During Period 1/1/08 to 6/30/08**
Class A	$1,000.00	1.32%	$975.10	$ 6.48	$1,018.30	$ 6.62
Class B	1,000.00	2.07	971.20	10.15	1,014.57	10.37
Class C	1,000.00	2.08	971.20	10.19	1,014.52	10.42
Class I	1,000.00	0.87	975.80	4.27	1,020.54	4.37
Class R	1,000.00	1.58	972.90	7.75	1,017.01	7.92

*	Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2008 to June 30, 2008, multiplied by the average account value over the period, multiplied by 182/366 (number of days in the period).

Portfolio of Investments (unaudited)

June 30, 2008

	Shares	Value
Common Stocks 99.1%

Aerospace and Defense 1.0%
Raytheon	74,500	$4,192,860

Biotechnology 4.1%
Celgene*	44,700	2,854,989
Cephalon*	67,800	4,521,582
Genentech*	43,000	3,263,700
Gilead Sciences*	120,400	6,375,180
		17,015,451

Capital Markets 1.3%
Bank of New York Mellon	90,000	3,404,700
Charles Schwab	100,900	2,072,486
		5,477,186

Chemicals 7.7%
Monsanto	107,100	13,541,724
Potash Corp. of Saskatchewan	81,900	18,719,883
		32,261,607

Communications Equipment 4.3%
Cisco Systems*	256,400	5,963,864
QUALCOMM	115,300	5,115,861
Research In Motion*	59,200	6,920,480
		18,000,205

Computers and Peripherals 4.8%
Apple*	55,800	9,343,152
Hewlett-Packard	93,200	4,120,372
International Business Machines	55,800	6,613,974
		20,077,498

Diversified Financial Services 0.5%
CME Group	5,000	1,915,950

Electric Utilities 1.0%
Exelon	47,600	4,282,096

Electrical Equipment 5.0%
ABB (ADR)	434,500	12,305,040
First Solar*	32,200	8,784,804
		21,089,844

Energy Equipment and Services 17.7%
Diamond Offshore Drilling	25,200	3,506,328
Halliburton	319,500	16,955,865
Nabors Industries	100,000	4,923,000

See footnotes on page 9.

Portfolio of Investments (unaudited)

June 30, 2008

	Shares	Value

Energy Equipment and Services (continued)
National Oilwell Varco*	106,200	$9,422,064
Schlumberger	83,457	8,965,786
Transocean*	112,460	17,137,780
Weatherford International*	270,400	13,409,136
		74,319,959

Food and Staples Retailing 1.3%
CVS/Caremark	139,900	5,535,843

Health Care Equipment and Supplies 1.0%
Baxter International	66,400	4,245,616

Health Care Providers and Services 3.3%
Express Scripts*	45,900	2,878,848
Medco Health Solutions*	125,500	5,923,600
WellPoint*	106,200	5,061,492
		13,863,940

Hotels, Restaurants and Leisure 0.9%
Life Time Fitness*	130,700	3,862,185

Industrial Conglomerates 2.1%
McDermott International*	143,600	8,887,404

Insurance 0.7%
Prudential Financial	51,900	3,100,506

Internet Software and Services 4.8%
Equinix*	23,400	2,087,748
Google (Class A)*	20,900	11,002,178
SAVVIS*	551,309	7,117,399
		20,207,325

IT Services 0.9%
Visa (Class A)*	46,900	3,813,439

Machinery 0.6%
Deere	32,100	2,315,373

Metals and Mining 6.0%
Barrick Gold	145,500	6,620,250
Freeport-McMoRan Copper & Gold	43,800	5,132,922
US Steel	72,700	13,433,506
		25,186,678

Multi-Utilities 2.7%
Public Service Enterprise Group	246,700	11,330,931

See footnotes on page 9.

Portfolio of Investments (unaudited)

June 30, 2008

	Shares or Principal Amount		Value

Multiline Retail 2.1%
Target	186,500	shs.	$8,670,385

Oil, Gas and Consumable Fuels 6.1%
Chesapeake Energy	248,914		16,418,367
Peabody Energy	38,300		3,372,315
Petroleo Brasileiro S.A. (ADR)*	48,600		3,442,338
Williams Companies	56,400		2,273,484
			25,506,504

Pharmaceuticals 6.4%
Abbott Laboratories	166,400		8,814,208
Barr Pharmaceuticals*	101,700		4,584,636
Novo Nordisk	33,500		2,211,000
Schering-Plough	209,000		4,115,210
Sepracor*	143,000		2,848,560
Wyeth	89,300		4,282,828
			26,856,442

Semiconductors and Semiconductor Equipment 5.0%
Intel	339,500		7,292,460
Marvell Technology Group*	766,300		13,532,858
			20,825,318

Software 7.8%
Activision*	221,200		7,536,284
Adobe Systems*	170,900		6,731,751
Macrovision Solutions*	486,173		7,273,148
Oracle*	536,127		11,258,667
			32,799,850

Total Common Stocks (Cost $389,058,824)			415,640,395

Fixed Time Deposits 4.5%
Rabobank Nederland, Grand Cayman 2%, 7/1/2008 (Cost $18,892,000)	$18,892,000		18,892,000

Total Investments (Cost $407,950,824) 103.6%			434,532,395

Other Assets Less Liabilities (3.6)%			(15,193,179)

Net Assets 100.0%			$419,339,216

* Non-income producing security.

ADR — American Depositary Receipts.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)

June 30, 2008

Assets:
Investments, at value:
Common stocks (cost $389,058,824)	$415,640,395
Short-term holding (cost $18,892,000)	18,892,000
Total investments (cost $407,950,824)	434,532,395
Cash (includes restricted cash of $103,027)	103,756
Receivable for securities sold	11,680,929
Receivable for Capital Stock sold	480,752
Receivable for dividends and interest	74,399
Investment in, and expenses prepaid to, shareholder service agent	68,886
Other	25,296
Total Assets	446,966,413

Liabilities:
Payable for securities purchased	26,349,646
Payable for Capital Stock repurchased	831,787
Management fee payable	246,573
Distribution and service (12b-1) fees payable	112,995
Accrued expenses and other	86,196
Total Liabilities	27,627,197
Net Assets	$419,339,216

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 authorized; 84,567,904 shares outstanding):
Class A	$70,744,467
Class B	2,172,690
Class C	8,576,234
Class I	2,929,555
Class R	144,958
Additional paid-in capital	625,711,380
Accumulated net investment loss	(1,127,970)
Accumulated net realized loss	(316,393,669)
Net unrealized appreciation of investments and foreign currency transactions	26,581,571
Net Assets	$419,339,216

Net Asset Value Per Share:
Class A ($359,821,842 ÷ 70,744,467 shares)	$5.09
Class B ($8,774,707 ÷ 2,172,690 shares)	$4.04
Class C ($34,655,126 ÷ 8,576,234 shares)	$4.04
Class I ($15,358,752 ÷ 2,929,555 shares)	$5.24
Class R ($728,789 ÷ 144,958 shares)	$5.03

See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $23,690)	$1,648,845
Interest	85,481
Total Investment Income	1,734,326

Expenses:
Management fee	1,450,001
Distribution and service (12b-1) fees	638,776
Shareholder account services	555,311
Custody and related services	63,352
Registration	53,570
Auditing and legal fees	44,242
Shareholder reports and communications	20,347
Directors’ fees and expenses	16,027
Miscellaneous	18,847
Total Expenses	2,860,473
Net Investment Loss	(1,126,147)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments	2,609,062
Net change in unrealized appreciation of investments and foreign currency transactions	(13,630,151)
Net Loss on Investments and Foreign Currency Transactions	(11,021,089)
Decrease in Net Assets from Operations	$(12,147,236)

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Operations:
Net investment loss	$(1,126,147)	$(2,822,678)
Net realized gain on investments	2,609,062	63,459,844
Net change in unrealized appreciation of investments and foreign currency transactions	(13,630,151)	6,501,057
Increase (Decrease) in Net Assets from Operations	(12,147,236)	67,138,223

Capital Share Transactions:
Net proceeds from sales of shares	10,287,439	16,387,604
Exchanged from associated funds	3,101,653	8,294,419
Total	13,389,092	24,682,023
Cost of shares repurchased	(30,805,973)	(61,755,197)
Exchanged into associated funds	(4,195,143)	(8,520,431)
Total	(35,001,116)	(70,275,628)
Decrease in Net Assets from Capital Share Transactions	(21,612,024)	(45,593,605)
Increase (Decrease) in Net Assets	(33,759,260)	21,544,618

Net Assets:
Beginning of period	453,098,476	431,553,858
End of Period (net of accumulated net investment loss of $1,127,970 and $1,823, respectively)	$419,339,216	$453,098,476

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Growth Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following five classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors (the “Board”) of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at

Notes to Financial Statements (unaudited)

fair value determined in accordance with procedures approved by the Fund’s Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

d.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2008, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal

Notes to Financial Statements (unaudited)

income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

g.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

h.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 — Quoted Prices	$415,640,395
Level 2 — Other Significant Observable Inputs	18,892,000
Level 3 — Significant Unobservable Inputs	—
Total	$434,532,395

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund’s average daily net assets, 0.65% per annum of the next $1 billion of the Fund’s average daily net assets and 0.60% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund’s average daily net assets. (Note 10)

For the six months ended June 30, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $4,488 from sales of Class A shares. Commissions of $17,679 were paid to dealers from sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2008, fees incurred under the Plan aggregated $426,294, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of

Notes to Financial Statements (unaudited)

such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended June 30, 2008, fees incurred under the Plan, equivalent to 1% (0.99%, in the case of Class B shares) per annum of the average daily net assets of Class B, Class C, and Class D shares (only through May 16, 2008), and 0.50% per annum of average daily net assets of Class R shares, amounted to $45,919, $92,766, $72,616 and $1,181, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended June 30, 2008, the Distributor and Seligman Services, Inc. received distribution and service fees of $152,502.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D (only through May 16, 2008), and Class R shares. For the six months ended June 30, 2008, such charges amounted to $3,987. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended June 30, 2008, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $555,311 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At June 30, 2008, the Fund’s potential obligation under the Guaranties is $485,900. As of June 30, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $43,170.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2008 of $3,206 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility.

Notes to Financial Statements (unaudited)

The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. There were no borrowings during the six months ended June 30, 2008.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2008, amounted to $474,616,293 and $483,101,006, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2008, the cost of investments for federal income tax purposes was $410,389,877. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $2,439,053.

At June 30, 2008, the tax basis components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$43,394,928
Gross unrealized depreciation of portfolio securities	(19,252,410)
Net unrealized appreciation of portfolio securities	24,142,518
Capital loss carryforward	(316,786,801)
Current period net realized gain	2,832,185
Total accumulated losses	$(289,812,098)

At December 31, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $316,786,801. This capital loss is available for offset against future taxable net capital gains, with $82,652,095 expiring in 2009 and $234,134,706 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

8.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended June 30, 2008		Year Ended December 31, 2007
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	833,579	$4,104,853	1,561,987	$7,719,298
Exchanged from associated funds	387,727	1,865,851	965,920	4,751,904
Converted from Class B*	259,862	1,241,679	436,436	2,118,354
Total	1,481,168	7,212,383	2,964,343	14,589,556
Cost of shares repurchased	(5,101,610)	(25,407,693)	(9,849,353)	(47,766,478)
Exchanged into associated funds	(570,852)	(2,762,144)	(1,059,359)	(5,059,937)
Total	(5,672,462)	(28,169,837)	(10,908,712)	(52,826,415)
Decrease	(4,191,294)	$(20,957,454)	(7,944,369)	$(38,236,859)
* Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements (unaudited)

	Six Months Ended June 30, 2008†		Year Ended December 31, 2007
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	68,626	$263,066	133,307	$516,982
Exchanged from associated funds	134,305	517,103	471,733	1,860,270
Total	202,931	780,169	605,040	2,377,252
Cost of shares repurchased	(241,953)	(962,024)	(1,019,292)	(3,916,637)
Exchanged into associated funds	(155,604)	(596,650)	(561,222)	(2,114,323)
Converted to Class A*	(326,426)	(1,241,679)	(545,196)	(2,118,354)
Total	(723,983)	(2,800,353)	(2,125,710)	(8,149,314)
Decrease	(521,052)	$(2,020,184)	(1,520,670)	$(5,772,062)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	388,231	$1,558,578	288,307	$1,195,971
Exchanged from associated funds	99,242	407,123	141,411	595,404
Converted from Class D**	4,989,756	20,907,080	—	—
Total	5,477,229	22,872,781	429,718	1,791,375
Cost of shares repurchased	(357,657)	(1,411,590)	(932,085)	(3,594,784)
Exchanged into associated funds	(57,381)	(225,315)	(139,285)	(525,371)
Total	(415,038)	(1,636,905)	(1,071,370)	(4,120,155)
Increase (decrease)	5,062,191	$21,235,876	(641,652)	$(2,328,780)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	678,743	$2,583,584	1,175,589	$4,551,423
Exchanged from associated funds	78,333	306,288	281,228	1,081,914
Total	757,076	2,889,872	1,456,817	5,633,337
Cost of shares repurchased	(667,585)	(2,549,245)	(1,168,989)	(4,482,062)
Exchanged into associated funds	(158,786)	(608,877)	(221,910)	(820,800)
Converted to Class C**	(4,989,756)	(20,907,080)	—	—
Total	(5,816,127)	(24,065,202)	(1,390,899)	(5,302,862)
Increase (decrease)	(5,059,051)	$(21,175,330)	65,918	$330,475
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	272,609	$1,337,605	448,937	$2,232,638
Cost of shares repurchased	(89,593)	(464,500)	(394,096)	(1,984,839)
Increase	183,016	$873,105	54,841	$247,799
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	91,745	$439,753	35,956	$171,292
Exchanged from associated funds	1,051	5,288	1,083	4,927
Total	92,796	445,041	37,039	176,219
Cost of shares repurchased	(2,291)	(10,921)	(2,102)	(10,397)
Exchanged into associated funds	(438)	(2,157)	—	—
Total	(2,729)	(13,078)	(2,102)	(10,397)
Increase	90,067	$431,963	34,937	$165,822

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.
**	Effective May 16, 2008, Class D shares converted to Class C shares.
†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

Notes to Financial Statements (unaudited)

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolutions of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of Ameriprise’s acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Fund’s management agreement with the Manager. On July 29, 2008, the Fund’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement will be presented to the shareholders of the Fund for their approval.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investments or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A
	Six Months Ended		Year Ended December 31,
	6/30/08		2007	2006		2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Period	$5.22		$4.48	$4.10		$3.88	$3.67		$2.80
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)		(0.03)	—	**	(0.01)	—	**	(0.01)
Net realized and unrealized gain (loss) on investments	(0.12)		0.77	0.38		0.23	0.21		0.88
Total from Investment Operations	(0.13)		0.74	0.38		0.22	0.21		0.87
Net Asset Value, End of Period	$5.09		$5.22	$4.48		$4.10	$3.88		$3.67

Total Return	(2.49)%		16.52%	9.27%		5.67%	5.72%		31.07%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$359,822		$391,166	$371,061		$389,154	$417,597		$444,920
Ratio of expenses to average net assets	1.32%	†	1.35%	1.39%		1.38%	1.36%		1.40%
Ratio of net investment income (loss) to average net assets	(0.49)%	†	(0.57)%	(0.03)%		(0.17)%	0.09%		(0.30)%
Portfolio turnover rate	114.15%		176.45%	168.65%		132.59%	93.99%		60.25%

See footnotes on page 25.

Financial Highlights (unaudited)

CLASS B
	Six Months Ended		Year Ended December 31,
	6/30/08		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$4.16		$3.60	$3.32	$3.17	$3.02	$2.32
Income (Loss) from Investment Operations:
Net investment loss	(0.02)		(0.05)	(0.03)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.10)		0.61	0.31	0.18	0.17	0.73
Total from Investment Operations	(0.12)		0.56	0.28	0.15	0.15	0.70
Net Asset Value, End of Period	$4.04		$4.16	$3.60	$3.32	$3.17	$3.02

Total Return	(2.88)%		15.56%	8.43%	4.73%	4.97%	30.17%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,775		$11,209	$15,152	$21,533	$29,554	$35,657
Ratio of expenses to average net assets	2.07%	†	2.11%	2.15%	2.14%	2.12%	2.16%
Ratio of net investment loss to average net assets	(1.24)%	†	(1.33)%	(0.79)%	(0.93)%	(0.67)%	(1.06)%
Portfolio turnover rate	114.15%		176.45%	168.65%	132.59%	93.99%	60.25%

See footnotes on page 25.

Financial Highlights (unaudited)

CLASS C
	Six Months Ended		Year Ended December 31,
	6/30/08		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$4.16		$3.60	$3.32	$3.17	$3.02	$2.32
Income (Loss) from Investment Operations:
Net investment loss	(0.02)		(0.05)	(0.03)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.10)		0.61	0.31	0.18	0.17	0.73
Total from Investment Operations	(0.12)		0.56	0.28	0.15	0.15	0.70
Net Asset Value, End of Period	$4.04		$4.16	$3.60	$3.32	$3.17	$3.02

Total Return	(2.88)%		15.56%	8.43%	4.73%	4.97%	30.17%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$34,655		$14,621	$14,944	$18,668	$23,281	$27,539
Ratio of expenses to average net assets	2.08%	†	2.11%	2.15%	2.14%	2.12%	2.16%
Ratio of net investment loss to average net assets	(1.25)%	†	(1.33)%	(0.79)%	(0.93)%	(0.67)%	(1.06)%
Portfolio turnover rate	114.15%		176.45%	168.65%	132.59%	93.99%	60.25%

See footnotes on page 25.

Financial Highlights (unaudited)

CLASS D
	1/1/08 to		Year Ended December 31,
	5/16/08***		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$4.17		$3.60	$3.32	$3.17	$3.02	$2.32
Income (Loss) from Investment Operations:
Net investment loss	(0.02)		(0.05)	(0.03)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain on investments	0.04		0.62	0.31	0.18	0.17	0.73
Total from Investment Operations	0.02		0.57	0.28	0.15	0.15	0.70
Net Asset Value, End of Period	$4.19		$4.17	$3.60	$3.32	$3.17	$3.02

Total Return	0.48%		15.83%	8.43%	4.73%	4.97%	30.17%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—		$21,072	$17,974	$18,775	$20,153	$21,911
Ratio of expenses to average net assets	2.09%	†	2.11%	2.15%	2.14%	2.12%	2.16%
Ratio of net investment loss to average net assets	(1.11)%	†	(1.33)%	(0.79)%	(0.93)%	(0.67)%	(1.06)%
Portfolio turnover rate	114.15%	††	176.45%	168.65%	132.59%	93.99%	60.25%

See footnotes on page 25.

Financial Highlights (unaudited)

CLASS I
	Six Months Ended		Year Ended December 31,
	6/30/08		2007		2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$5.37		$4.58		$4.17	$3.93	$3.70	$2.81
Income (Loss) from Investment Operations:
Net investment income	—	**	—	**	0.02	0.01	0.02	—	**
Net realized and unrealized gain (loss) on investments	(0.13)		0.79		0.39	0.23	0.21	0.89
Total from Investment Operations	(0.13)		0.79		0.41	0.24	0.23	0.89
Net Asset Value, End of Period	$5.24		$5.37		$4.58	$4.17	$3.93	$3.70

Total Return	(2.42)%		17.25%		9.83%	6.11%	6.22%	31.67%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$15,359		$14,747		$12,334	$10,278	$9,026	$6,862
Ratio of expenses to average net assets	0.87%	†	0.85%		0.82%	0.88%	0.88%	0.96%
Ratio of net investment income (loss) to average net assets	(0.04)%	†	(0.07)%		0.54%	0.33%	0.58%	0.14%
Portfolio turnover rate	114.15%		176.45%		168.65%	132.59%	93.99%	60.25%

See footnotes on page 25.

Financial Highlights (unaudited)

CLASS R
	Six Months Ended		Year Ended December 31,				4/30/03* to 12/31/03
	6/30/08		2007	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$5.17		$4.44	$4.08	$3.87	$3.67	$2.99
Income (Loss) from Investment Operations:
Net investment loss	(0.02)		(0.04)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.12)		0.77	0.37	0.23	0.21	0.69
Total from Investment Operations	(0.14)		0.73	0.36	0.21	0.20	0.68
Net Asset Value, End of Period	$5.03		$5.17	$4.44	$4.08	$3.87	$3.67

Total Return	(2.71)%		16.44%	8.82%	5.43%	5.45%	22.74%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$729		$284	$89	$70	$54	$2
Ratio of expenses to average net assets	1.58%	†	1.61%	1.65%	1.64%	1.62%	1.62%	†
Ratio of net investment loss to average net assets	(0.75)%	†	(0.83)%	(0.29)%	(0.43)%	(0.17)%	(0.51)%	†
Portfolio turnover rate	114.15%		176.45%	168.65%	132.59%	93.99%	60.25%	‡

*	Commencement of offering of shares.
**	Less than + or – $0.005.
***	Date of conversion to Class C shares.
†	Annualized.
††	Computed at the Fund level for the six months ended 6/30/08.
‡	Computed at the Fund level for the year ended 12/31/03.

See Notes to Financial Statements.

Board of Directors

Maureen Fonseca 2,3

•	Head of School, The Masters School
•	Trustee, New York State Association of Independent Schools and Greens Farms Academy
•	Commissioner, Middle States Association

John R. Galvin 1,3

•	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
•	Chairman Emeritus, American Council on Germany

John F. Maher 1,3

•	Retired President, Chief Executive Officer, and former Director, Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2,3

•	Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
•

Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2,3

•	Attorney
•	Trustee, The Geraldine R. Dodge Foundation and Drew University

William C. Morris

•	Chairman and Director, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
•	Director, Seligman Data Corp.
•	President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1,3

•	Counsel, Lewis & Munday, P.C.
•	Director, Vibration Control Technologies, LLC
•	Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
•	Director and Chairman, Highland Park Michigan Economic Development Corp.
•	Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2,3

•	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1,3

•	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
•	Director, CommScope, Inc.

Brian T. Zino

•	Director and President, J. & W. Seligman & Co. Incorporated
•	Chairman, Seligman Data Corp.
•	Director, Seligman Advisors, Inc. and Seligman Services, Inc.
•	Member of the Board of Governors, Investment Company Institute

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

Thomas G. Rose

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Erik J. Voss

Vice President

Paul B. Goucher

Secretary

Additional Fund Information

Fund Symbols	General Distributor	General Counsel
Class A: SGRFX Class B: SGBTX Class C: SGRCX	Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Sullivan & Cromwell LLP Important Telephone Numbers
Class R: SGFRX Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Growth Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQGR3 6/08

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule I – Investments in securities of unaffiliated issuers.

Included in Item 1 above.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)     Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GROWTH FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: September 2, 2008

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: September 2, 2008

SELIGMAN GROWTH FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.